                                                                 EXHIBIT (10)(a)

[SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]

                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

    We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 17 to Form N-4 (File No. 33-43654) for ML of New York Variable Annuity Separate Account A of ML Life Insurance Company of New York. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                       SUTHERLAND ASBILL & BRENNAN LLP

                                                                      /s/ KIMBERLY J. SMITH
                                                            -----------------------------------------
                                                                     Kimberly J. Smith, Esq.

Washington, D.C.
April 27, 2001